UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

SOMAXON PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51665	20-0161599
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3570 Carmel Mountain Road, Suite 100, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On February 7, 2011, Somaxon Pharmaceuticals, Inc. (“Somaxon”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Comerica Bank (“Comerica”), pursuant to which Somaxon may request advances in an aggregate outstanding amount not to exceed $15.0 million.  The revolving loan bears interest at a variable rate of interest, per annum, at Somaxon’s option of either LIBOR plus 3.00% or Comerica’s prime rate plus 0.50%, which as of February 2011 was 3.25%. Interest payments on advances made under the Loan Agreement are due and payable in arrears on the first business day of each month during the term of the Loan Agreement. Amounts borrowed under the Loan Agreement may be repaid and re-borrowed at any time prior to February 7, 2013, subject to certain conditions.  Once Somaxon has two consecutive quarters of profitability, the amount it borrows is limited to a percentage of its accounts receivable. There is a non-refundable unused commitment fee equal to 0.25% per annum on the difference between the amount of the revolving line and the average daily balance outstanding thereunder during the term of the Loan Agreement, payable quarterly in arrears. The Loan Agreement will remain in full force and effect for so long as any obligations remain outstanding or Comerica has any obligation to make credit extensions under the Loan Agreement.

     Amounts borrowed under the Loan Agreement are secured by substantially all of Somaxon’s personal property, excluding intellectual property. Under the Loan Agreement, Somaxon is subject to certain affirmative and negative covenants, including limitations on its ability to: undergo certain change of control events; convey, sell, lease, license, transfer or otherwise dispose of assets; create, incur, assume, guarantee or be liable with respect to certain indebtedness; grant liens; pay dividends and make certain other restricted payments; and make investments. In addition, under the Loan Agreement, Somaxon is required to maintain a cash balance with Comerica in an amount of not less than $5.0 million and to maintain 50% of any other cash balances with Comerica and 45% of any other cash or investments must be covered by a control agreement for the benefit of Comerica. Somaxon is also subject to specified financial covenants with respect to a minimum liquidity ratio and, once Somaxon has two consecutive quarters of profitability, minimum EBITDA requirements.

     The Loan Agreement, and the associated LIBOR Addendum, are being filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Loan Agreement, and the associated LIBOR Addendum, is qualified in its entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     (a) The information set forth in Item 1.01 above is incorporated into this Item 2.03(a) by reference.

Item 8.01 Other Events

Somaxon has engaged its contract sales force partner Publicis Touchpoint Solutions, Inc. (“Publicis”) to recruit and deploy for Somaxon an additional 35 sales representatives that will exclusively promote Silenor.

The additional sales representatives will be employees of Publicis but will be hired to Somaxon’s specifications and will be managed by Somaxon’s team of sales managers. Publicis will continue to be responsible for the sales force automation, fleet and other ancillary services relating to the entire sales force, and Somaxon will have the option to hire any or all of the 145 Publicis sales representatives as Somaxon employees in the future.

Somaxon cautions readers that statements included in this report that are not a description of historical facts are forward-looking statements. For example, statements regarding the hiring of additional sales representatives for the Silenor contract sales force, the timing of completion of such hiring, and the ability of Somaxon to carry out its corporate and commercial plans are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Somaxon that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Somaxon’s business, including, without limitation, Somaxon’s ability to successfully commercialize Silenor; Somaxon’s reliance on its co-promotion partner, Procter & Gamble, and its contract sales force provider, Publicis, for critical aspects of the commercial sales process for Silenor; the performance of Procter & Gamble and Publicis and their adherence to the terms of their contracts with Somaxon; the ability of Somaxon’s sales management personnel to effectively manage the sales representatives employed by Publicis; Somaxon’s ability to comply with the covenants under the Loan Agreement; the potential for an event of default under the Loan Agreement, and the corresponding risk of acceleration of repayment and potential foreclosure on the assets pledged to secure the line of credit; the scope, validity and duration of patent protection and other intellectual property rights for Silenor; whether the approved label for Silenor is sufficiently consistent with such patent protection to provide exclusivity for Silenor; the ability of Somaxon to ensure adequate and continued supply of Silenor to successfully meet anticipated market demand; Somaxon’s ability to successfully enforce its intellectual property rights and defend its patents, including any developments relating to the recent submission of abbreviated new drug applications for generic versions of Silenor 3 mg and 6 mg and related patent litigation; the possible introduction of generic competition of Silenor; Somaxon’s ability to raise sufficient capital to fund its operations, and the impact of any such financing activity on the level of its stock price; the impact of any inability to raise sufficient capital to fund ongoing operations, including any patent infringement litigation; Somaxon’s ability to operate its business without infringing the intellectual property rights of others; the market potential for insomnia treatments, and Somaxon’s ability to compete within that market; inadequate therapeutic efficacy or unexpected adverse side effects relating to Silenor that could adversely affect commercialization, or that could result in recalls or product liability claims; other difficulties or delays in development, testing, manufacturing and marketing of Silenor; the timing and results of post-approval regulatory requirements for Silenor, and the FDA’s agreement with Somaxon’s interpretation of such results; and other risks detailed in Somaxon’s prior press releases as well as in its periodic filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Somaxon undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of Exhibit
10.1	Loan and Security Agreement, dated as of February 7, 2011, by and between Somaxon Pharmaceuticals, Inc. and Comerica Bank.
10.2	LIBOR Addendum to Loan and Security Agreement, dated as of February 7, 2011, by and between Somaxon Pharmaceuticals, Inc. and Comerica Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2011	SOMAXON PHARMACEUTICALS, INC.
	By:	/s/ Matthew W. Onaitis

	Name: Title:	Matthew W. Onaitis Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	Loan and Security Agreement, dated as of February 7, 2011, by and between Somaxon Pharmaceuticals, Inc. and Comerica Bank.
10.2	LIBOR Addendum to Loan and Security Agreement, dated as of February 7, 2011, by and between Somaxon Pharmaceuticals, Inc. and Comerica Bank.